EXHIBIT 10.17

                                    AGREEMENT

                                     BETWEEN

                       TAIWAN SEMICONDUCTOR MANUFACTURING

                                  COMPANY, LTD.

                                       AND

                             QUICKLOGIC CORPORATION



                                  JULY 21, 1997


                                TABLE OF CONTENTS

1. DEFINITIONS...............................................................  4

2. VOLUME COMMITMENT.........................................................  6

3. OBLIGATION TO TAKE OR PAY FEE.............................................  7

4. FAILURE TO PURCHASE THE TAKE OR PAY CAPACITY..............................  8

5. PRICING...................................................................  8

6. ROYALTIES.................................................................  9

7. SUPPLY....................................................................  9

8. SHIPMENT.................................................................. 11

9. ACCEPTANCE................................................................ 12

10. ON-SITE INSPECTION AND VENDOR INFORMATION................................ 12

11. WARRANTY................................................................. 12

12. TECHNOLOGY OWNERSHIP [AND LICENSE GRANT]................................. 13

13. CONFIDENTIALITY.......................................................... 16

14. EXPORT CONTROL........................................................... 17

15. INTELLECTUAL PROPERTY INDEMNITY.......................................... 18

16. PROCESS DEVELOPMENT...................................................... 19

17. SORT, ASSEMBLY AND TEST.................................................. 20

18. TERM AND TERMINATION..................................................... 20

19. RECORDS AND AUDITS....................................................... 21

20. BOARD APPROVAL........................................................... 21

21. ASSIGNMENT............................................................... 21

22. LIMITATION OF LIABILITY.................................................. 21

23. NOTICE................................................................... 22

24. GOVERNING LAW AND ARBITRATION............................................ 22

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

25. FORCE MAJEURE............................................................ 23

26. NON-PUBLICITY............................................................ 23

27. ENTIRE AGREEMENT......................................................... 23

                             MANUFACTURING AGREEMENT

          THIS AGREEMENT IS ENTERED INTO, EFFECTIVE JULY 21, 1997 (THE "EFFECTIVE DATE"), BY AND BETWEEN TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD., A COMPANY DULY INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF CHINA, HAVING ITS PRINCIPAL PLACE OF BUSINESS AT NO. 121, PARK AVENUE III, SCIENCE BASED INDUSTRIAL PARK, HSIN-CHU, TAIWAN, R.O.C. ("TSMC"), AND QUICKLOGIC CORPORATION ("QUICKLOGIC") A COMPANY DULY INCORPORATED UNDER THE LAWS OF CALIFORNIA HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 1277 ORLEANS DRIVE, SUNNYVALE, CA 94089-1138.

RECITALS

          QUICKLOGIC HAS CONCEIVED OF A TECHNOLOGY KNOWN AS QUICKLOGIC'S VIALINK(R) TECHNOLOGY FOR PROGRAMMABLE INTEGRATED CIRCUITS, AND WISHES TO HAVE TSMC ASSIST QUICKLOGIC IN TRANSFERRING ANDOR DEVELOPING A PRODUCTION PROCESS FOR SUCH TECHNOLOGY AND DESIRES THAT TSMC BE A MANUFACTURING SOURCE FOR INTEGRATED CIRCUITS USING SUCH TECHNOLOGY OR SUCH OTHER PROCESSES AS MAY BE MUTUALLY AGREED BETWEEN THE PARTIES.

          TSMC IS IN THE BUSINESS OF MANUFACTURING INTEGRATED CIRCUITS, AND WISHES TO ASSIST QUICKLOGIC WITH THE TRANSFER ANDOR DEVELOPMENT OF A PRODUCTION PROCESS FOR QUICKLOGIC'S VIALINK(R) TECHNOLOGY AND FURTHER DESIRES TO BE A MANUFACTURER OF SUCH INTEGRATED CIRCUITS USING SUCH TECHNOLOGY FOR QUICKLOGIC OR SUCH OTHER PROCESSES AS MAY BE MUTUALLY AGREED BETWEEN THE PARTIES.

AGREEMENT

          NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND CONDITIONS CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:


1.        DEFINITIONS

     (a) "PROCESS" SHALL MEAN THE PRODUCTION PROCESS DEVELOPED BY TSMC WITH ASSISTANCE FROM QUICKLOGIC TO PRODUCE INTEGRATED CIRCUITS USING QUICKLOGIC'S METAL TO METAL AMORPHOUS SILICON ANTIFUSE VIALINK(R) TECHNOLOGY, OR SUCH PROCESS OR SUCCESSOR PROCESS AS MAY BE MUTUALLY ACCEPTABLE. THE PROCESS SHALL BE USED TO MANUFACTURE THE PRODUCTS DEFINED BELOW.

     (b) "PRODUCTS" USED IN THIS AGREEMENT SHALL MEAN THOSE INTEGRATED CIRCUITS DESIGNED BY QUICKLOGIC AND MANUFACTURED FOR QUICKLOGIC BY TSMC UNDER THIS

          AGREEMENT. THE PRODUCTS ARE TO BE SOLD IN THE FORM OF UNPROBED WAFERS, PROBED WAFERS, DIE, OR TESTED PACKAGED DIE, SUCH FORM TO BE THE CHOICE OF QUICKLOGIC.

     (c) "TSMC COMMITTED CAPACITY" USED IN THIS AGREEMENT SHALL MEAN THE CAPACITY THAT TSMC AGREES TO SUPPLY TO QUICKLOGIC IN ANY CALENDAR YEAR AS SET FORTH IN EXHIBIT A.

     (d) "QUICKLOGIC COMMITTED CAPACITY" USED IN THIS AGREEMENT SHALL MEAN THE MINIMUM CAPACITY THAT QUICKLOGIC AGREES TO PURCHASE FROM TSMC PURSUANT TO THIS AGREEMENT IN ANY CALENDAR YEAR. THE QUICKLOGIC COMMITTED CAPACITY SHALL BE THE PERCENTAGE OF THE TSMC COMMITTED CAPACITY AS SET FORTH IN EXHIBIT A.

     (e) "TAKE OR PAY CAPACITY" USED IN THIS AGREEMENT SHALL MEAN THAT PART OF THE QUICKLOGIC COMMITTED CAPACITY FORECASTED AS SPECIFIED IN SECTION 2
          (e) FOR A GIVEN QUARTER IN ANY CALENDAR YEAR. THE AGGREGATE OF THE FOUR QUARTERS OF TAKE OR PAY CAPACITY IN ANY CALENDAR YEAR SHALL BE EQUAL TO THE QUICKLOGIC COMMITTED CAPACITY FOR THAT YEAR; FOR THE PURPOSES OF THIS AGREEMENT THIS SHALL MEAN THAT THE FORECASTED TAKE OR PAY CAPACITY FOR THE FOURTH QUARTER OF ANY CALENDAR YEAR SHALL EQUAL THE QUICKLOGIC COMMITTED CAPACITY FOR THAT YEAR LESS THE SUM OF THE PREVIOUS QUARTERS TAKE OR PAY CAPACITY FOR SUCH YEAR.

     (f) "TAKE OR PAY FEE" USED IN THIS AGREEMENT SHALL MEAN THE FEE PAID TO TSMC FOR THE DIFFERENCE BETWEEN THE TAKE OR PAY CAPACITY AND THE ACTUAL CAPACITY PURCHASED IN ANY GIVEN QUARTER, PURSUANT TO SECTIONS 2 AND 3 BELOW.

     (g) "DATE OF QUALIFICATION" USED IN THIS AGREEMENT SHALL MEAN THE DATE OF COMPLETION OF FULL QUALIFICATION OF THE FIRST QUICKLOGIC PRODUCT. FULL QUALIFICATION AT THE EFFECTIVE DATE IS DEFINED AS PASSING ALL TESTS IN THE FOLLOWING TABLE. THERE MAY BE SOME ADJUSTMENTS MADE BY QUICKLOGIC TO THE TEST CONDITION OR CRITERIA CONSIDERING THAT THIS IS QUICKLOGIC'S FIRST 3.3V PRODUCT WITH 5V TOLERANT IOS.

                                     [ * ]

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     (g) "VIALINK TECHNOLOGY" USED IN THIS AGREEMENT SHALL MEAN THE METAL-TO-METAL AMORPHOUS SILICON ANTIFUSE PROCESS DEVELOPED FOR AND BY QUICKLOGIC IN TSMC'S FAB 4 ON A 0.35um FEATURE SIZE PROCESS AS USED TO MANUFACTURE THE PRODUCTS.

2.        VOLUME COMMITMENT

     (a) QUICKLOGIC AGREES TO PURCHASE FROM TSMC NOT LESS THAN [*] OF THE TOTAL NUMBER OF WAFERS IN ANY CALENDAR YEAR PURCHASED FROM ALL ITS FOUNDRY SOURCES, EXCLUDING (i) WAFERS PURCHASED FROM CYPRESS SEMICONDUCTOR,
          (ii) WAFERS WHICH DO NOT INCORPORATE AN ANTIFUSE, (iii) WAFERS FOR WHICH ANY QUICKLOGIC CUSTOMER DEMANDS IN WRITING AN ALTERNATIVE FOUNDRY SOURCE, (iv) ANY OTHER SOURCE OF WAFERS THAT QUICKLOGIC AND TSMC MUTUALLY AGREE TO EXCLUDE FROM THIS CALCULATION. QUICKLOGIC AND TSMC WILL MAKE A GOOD FAITH EFFORT TO MAINTAIN QUICKLOGIC'S ANTIFUSE WAFER VOLUME AS BEING [*] OR GREATER AS PROVIDED BY TSMC. "WAFERS" USED IN THIS PARAGRAPH 2(a) REFER TO 8" WAFERS OR EQUIVALENT NUMBER OF OTHER SIZES OF WAFERS.

     (b) QUICKLOGIC AGREES TO PURCHASE FROM TSMC THE QUICKLOGIC COMMITTED CAPACITY, AND SUBJECT TO THE PAYMENT OF THE TAKE OR PAY FEE BY QUICKLOGIC UNDER SECTION 3 BELOW, TSMC AGREES TO PROVIDE TO QUICKLOGIC THE TSMC COMMITTED CAPACITY, AS SET FORTH IN EXHIBIT A.

     (c) QUICKLOGIC WILL PROVIDE ANNUALLY, BY OCTOBER 31, A FORECAST OF THE TOTAL NUMBER OF WAFERS THAT QUICKLOGIC EXPECTS TO PURCHASE FROM TSMC FOR [*] OR FOR THE REMAINING TERM OF THE AGREEMENT, SUCH FORECAST BEING FOR ONE (1) YEAR PERIODS COMMENCING ON JANUARY 1 OF THE NEXT CALENDAR YEAR. THE FIRST CALENDAR YEAR OF EACH SUCH FORECAST IS THE QUICKLOGIC COMMITTED CAPACITY. QUICKLOGIC WILL MAKE A FIRM COMMITMENT TO PURCHASE THE NUMBER OF WAFERS FOR [*] EXCEPTING ANY FORECAST PRIOR TO THE DATE OF QUALIFICATION. FOR THE YEAR IN WHICH THE DATE OF QUALIFICATION OCCURS, THE QUICKLOGIC COMMITTED CAPACITY, FOR THE PURPOSE OF DETERMINING THE TAKE OR PAY CAPACITY SHALL MEAN THE AGGREGATE OF THAT VOLUME OF WAFERS FORECAST, [*] PURSUANT TO PARAGRAPH 2(e), FOLLOWING THE DATE OF QUALIFICATION. THE TAKE OR PAY FEE SHALL NOT BE APPLIED TO ANY QUARTER PRECEDING AND INCLUDING THE DATE OF QUALIFICATION.

     (d) QUICKLOGIC WILL PROVIDE TSMC A [*] FORECAST COMMENCING ON THE CALENDAR QUARTER FOLLOWING THE DATE OF QUALIFICATION. SUCH FORECAST SHALL BE BINDING FOR THE PURPOSES OF DETERMINING THE DATE OF [*].

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     (e) ON OR BEFORE THE LAST DAY OF EACH CALENDAR QUARTER QUICKLOGIC AGREES TO PROVIDE TO TSMC A FORECAST BY TECHNOLOGY OF THE TAKE OR PAY CAPACITY FOR THE NEXT [*] THAT QUICKLOGIC WILL
          PURCHASE OF THE QUICKLOGIC COMMITTED CAPACITY. THE FIRST BINDING SUCH FORECAST SHALL BE PROVIDED FOR THE QUARTER FOLLOWING THE DATE OF QUALIFICATION. THE FORECAST FOR THE TAKE OR PAY CAPACITY FOR THE FIRST QUARTER SHALL THEREAFTER BE BINDING (I.E. QUICKLOGIC AGREES TO PURCHASE [*] FOR THE SHIPMENT IN THE FIRST
          QUARTER OF THE FORECAST). THE FORECAST FOR THE SECOND QUARTER TAKE OR PAY CAPACITY SHALL BE BINDING WITHIN A DEVIATION NOT TO EXCEED PLUS OR MINUS [*] OF THE NUMBER OF WAFERS FORECAST, PROVIDING
          THAT THE ABOVE FORECASTS SHALL NOT BE LESS THAN THE QUICKLOGIC COMMITTED CAPACITY IN ANY CALENDAR YEAR.

     (f) ALL FORECASTS MUST BE BASED ON WAFERS OUT OF FAB AND MUST INCLUDE QUANTITIES OF WAFERS FROM PREVIOUS FORECASTS THAT ARE CURRENTLY IN PROCESS.

     (g) TSMC AGREES TO SHIP, AND QUICKLOGIC AGREES TO ACCEPT, WAFERS OUT AT A LINEAR WEEKLY RATE IN ANY QUARTER UNLESS SPECIFICALLY AGREED OTHERWISE BY MUTUAL NEGOTIATION.

3.        OBLIGATION TO TAKE OR PAY FEE

     (a) QUICKLOGIC AGREES TO PAY TO TSMC THE TAKE OR PAY FEE AS SET FORTH IN THIS SECTION 3 AND ILLUSTRATED IN EXHIBIT B, EXCEPT AS PROVIDED IN PARAGRAPH 7(c) BELOW. THE TAKE OR PAY FEE FOR ANY CALENDAR QUARTER, ONCE PAID, SHALL BE NON-REFUNDABLE FOR ANY CAUSE NOR SHALL IT BE CREDITED AGAINST ANY PAYMENTS DUE IN ANY SUBSEQUENT CALENDAR QUARTER(S) EXCEPT AS PROVIDED IN PARAGRAPH 3(b) AND 4 BELOW.

     (b) IF, IN ANY CALENDAR QUARTER, QUICKLOGIC IS REQUIRED TO PAY A TAKE OR PAY FEE AND IN THE NEXT SUBSEQUENT CALENDAR QUARTER QUICKLOGIC EXCEEDS THE TAKE OR PAY CAPACITY THEN THAT TAKE OR PAY FEE WILL BE CREDITED AGAINST SUCH NEXT SUBSEQUENT CALENDAR QUARTER FOR THE COST OF THOSE ACTUAL WAFERS PURCHASED IN EXCESS OF THE TAKE OR PAY CAPACITY, ON A PER WAFER BASIS, AT A RATE OF [*] PERCENT [*] OF THE PER WAFER TAKE OR PAY FEE.

     (c) THE TAKE OR PAY FEE FOR ANY CALENDAR QUARTER WILL BE BASED ON THE SHORTFALL IN NUMBERS OF WAFERS BETWEEN THE TAKE OR PAY CAPACITY AND THE ACTUAL PURCHASED CAPACITY MULTIPLIED BY [*] OF THE AVERAGE PURCHASE PRICE OF WAFERS PURCHASED BY QUICKLOGIC FROM TSMC UNDER THIS AGREEMENT IN THAT QUARTER (AS SHOWN IN EXHIBIT B), PROVIDED THAT THE TOTAL NUMBER OF WAFERS PURCHASED EXCEEDS [*] OF THE QUICKLOGIC COMMITTED CAPACITY. IF THE NUMBER OF WAFERS FALLS BELOW [*] OF THE QUICKLOGIC COMMITTED CAPACITY THE TAKE OR PAY FEE WAFER PRICE WILL BE BASED ON [*] OF THE AVERAGE

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          PRICE OF WAFERS PURCHASED UNDER THIS AGREEMENT IN THE LAST QUARTER IN WHICH THE TOTAL NUMBER OF WAFERS PURCHASED EXCEEDED [*] OF THE QUICKLOGIC COMMITTED CAPACITY.

     (d) UNLESS OTHERWISE AGREED UPON BY THE PARTIES, PAYMENTS SHALL BE DUE THIRTY (30) DAYS AFTER THE DATE OF TSMC'S INVOICE. ANY PAYMENT MADE UNDER THIS AGREEMENT SHALL BE IN U.S. DOLLARS.

4.        FAILURE TO PURCHASE THE TAKE OR PAY CAPACITY

          IF IN ANY CALENDAR QUARTER, FOR ANY REASON, QUICKLOGIC DOES NOT INTEND TO USE OR PURCHASE ALL OR A PORTION OF THE TAKE OR PAY CAPACITY FOR THAT CALENDAR QUARTER, QUICKLOGIC SHALL PROMPTLY NOTIFY TSMC OF SUCH IN WRITING. QUICKLOGIC SHALL REMAIN LIABLE FOR THE TAKE OR PAY FEE (AS ILLUSTRATED IN EXHIBIT B) FOR THE REMAINING TERM OF THIS AGREEMENT UNDER SECTION 3 ABOVE. TSMC IS ENTITLED TO SELL OR USE ANY SUCH UNUSED CAPACITY FOR SUCH CALENDAR QUARTER. IF TSMC SELLS SUCH UNUSED CAPACITY, VERIFIED BY THIRD PARTY AUDIT AS PER SECTION 19, QUICKLOGIC WILL RECEIVE [*] REIMBURSEMENT, PER WAFER USED BY TSMC, OF THE TAKE OR PAY FEE PAID FOR THAT QUARTER PURSUANT TO PARAGRAPH 3(b) ABOVE.

5.        PRICING

     (a) PROVIDED THAT QUICKLOGIC PURCHASES FROM TSMC NOT LESS THAN [*] PERCENT [*] OF THE TOTAL NUMBER OF WAFERS IN ANY CALENDAR YEAR PURCHASED FROM ALL QUICKLOGIC'S FOUNDRY SOURCES, EXCLUDING SOURCES AS STATED IN PARAGRAPH 2(a) AND EXCLUDING WAFERS OBTAINED FROM SOURCES AS A RESULT OF TSMC'S FAILURE TO DELIVER AS DEFINED IN PARAGRAPH 7(a), QUICKLOGIC WILL RECEIVE [*] FOR THE PRODUCTS. THIS SHALL BE INTERPRETED AS
          FOLLOWS: QUICKLOGIC PRICING SHALL BE IN THE [*] OF PRICES FOR WAFERS SOLD TO TSMC CUSTOMERS FOR THE SAME TSMC FAB, FOR SIMILAR QUANTITIES AND LIKE TECHNOLOGY, [*]. SUCH PRICING MAY BE VERIFIED BY QUICKLOGIC THOUGH A THIRD PARTY AUDIT AS PER SECTION 19. [*].

     (b) THE PARTIES SHALL NEGOTIATE IN GOOD FAITH EACH YEAR PRICES FOR THE QUICKLOGIC COMMITTED CAPACITY OF THE FOLLOWING YEAR, AND IF NO AGREEMENT IS REACHED BY THE PARTIES BEFORE OCTOBER EACH YEAR, THE PARTIES AGREE TO SUBMIT THE DISPUTE TO THE BINDING ARBITRATION PURSUANT TO SECTION 24 BELOW, AND UNDER SUCH CIRCUMSTANCES,

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          NEITHER PARTY SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT UNDER
          SECTION 18 BELOW.

     (c) THE PRICES QUOTED IN THIS AGREEMENT ARE BASED UPON THE NEW TAIWAN DOLLARUS DOLLAR CLOSING EXCHANGE RATE ACCORDING TO THE BANK OF TAIPEI AT THE EFFECTIVE DATE. IF THE CLOSING EXCHANGE RATE AT THE DATE OF SHIPMENT EXCEEDS PLUS OR MINUS 5% THE QUOTED EXCHANGE RATE AT THE EFFECTIVE DATE, THE EXCHANGE RATE WILL BE RE-QUOTED TO THIS VALUE. ANY PAYMENT MADE UNDER THIS AGREEMENT SHALL BE MADE IN U.S. DOLLARS.

     (d) TSMC AGREES TO OFFER DIE PRICING QUOTATIONS AFTER [*] PRODUCTION WAFERS HAVE BEEN PROCESSED FOR EACH PRODUCT. THE DIE PRICING WILL BE BASED ON CURRENT YIELDS, YIELD TRENDS AND YIELD IMPROVEMENT PLANS THAT ARE IN ACCORDANCE WITH TSMC'S INTERNAL YIELD IMPROVEMENT PLANS.

6.        ROYALTIES

          IN CONSIDERATION OF THE [*] AGREES TO PAY ROYALTIES IN THE AMOUNT OF [*] OF THE GROSS REVENUE BASED ON THE [*] MAY CHANGE THIS ROYALTY AMOUNT AND [*] NOT LESS THAN ONE HUNDRED AND TWENTY (120) DAYS NOTICE IN WRITING PRIOR TO IMPLEMENTING SUCH CHANGE. IF [*] DOES NOT AGREE WITH SUCH CHANGE, THE PARTIES AGREE TO SUBMIT THE DISPUTE TO BINDING ARBITRATION PURSUANT TO SECTION 24 BELOW, AND UNDER SUCH CIRCUMSTANCES, NEITHER PARTY SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT UNDER SECTION 18 BELOW OR TO TERMINATE THE EXISTING ROYALTY PAYMENT UNDER THIS SECTION 6.

     (a) REPORTING AND PAYMENT FOR THE PURPOSE OF REPORTING ON AND PAYING THE ROYALTIES UNDER THIS SECTION 6, [*] A WRITTEN REPORT STATING THE TOTAL GROSS REVENUE BASED ON [*] DURING THE PERIOD ENDING DECEMBER 31 OF EACH YEAR. SUCH REVENUES CAN BE VERIFIED BY A THIRD PARTY AUDIT AS PER
          SECTION 19. EACH SUCH REPORT SHALL BE GIVEN WITHIN SIXTY (60) DAYS FOLLOWING THE END OF THE CALENDAR YEAR, AND SHALL BE ACCOMPANIED BY A CHECK IN FULL PAYMENT OF ALL ROYALTIES DUE FOR SUCH PERIOD.

7.        SUPPLY

     (a) QUICKLOGIC RESERVES THE RIGHT TO OBTAIN AN ALTERNATIVE SOURCE ("SECOND SOURCE"), FOR UP TO A MAXIMUM OF [*] OF ITS TOTAL NUMBER OF WAFERS FROM

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          ALL ITS FOUNDRY SOURCES EXCLUDING SOURCES AS STATED IN PARAGRAPH 2(a) IN ANY ONE YEAR. IN THE EVENT THAT TSMC FAILS TO MEET THE TSMC COMMITTED CAPACITY OR QUICKLOGIC'S MARKET REQUIREMENTS DEFINED AS (i) MARKET CAPACITY, (ii) PRODUCT QUALITY AS PER EXHIBIT E AND F OR (iii) AVERAGE PRODUCT YIELDS AS PER TSMC'S PREDICTED YIELD MODEL FOR ANY PRODUCT, THEN QUICKLOGIC SHALL HAVE THE RIGHT TO SECOND SOURCE THE PRODUCTS WITHOUT REGARD TO QUANTITY LIMITATIONS UNTIL SUCH TIME AS TSMC CAN SUPPLY SUCH COMMITTED CAPACITY OR SUCH QUICKLOGIC MARKET REQUIREMENTS.

     (b) IF TSMC IS AWARE OF ANY REASON THAT WILL CAUSE A DELAY IN MEETING ITS COMMITMENT TO SUPPLY PRODUCTS TO QUICKLOGIC, TSMC SHALL BE REQUIRED TO IMMEDIATELY NOTIFY QUICKLOGIC IN WRITING.

     (c) IF TSMC FAILS TO DELIVER PRODUCTS ORDERED BY QUICKLOGIC WITHIN THE TSMC COMMITTED CAPACITY, INCLUDING A FAILURE TO DELIVER DUE TO LOW PRODUCT OR PROCESS YIELDS, AND SUCH FAILURE TO DELIVER RESULTS IN A FAILURE BY QUICKLOGIC TO TAKE DELIVERY OF THE TAKE OR PAY CAPACITY, THEN QUICKLOGIC SHALL NOT BE LIABLE FOR THE TAKE OR PAY FEE FOR ANY SHORTFALL IN PRODUCTS RESULTING FROM TSMC'S FAILURE TO DELIVER.

     (d) IF TSMC FAILS TO MEET ITS DELIVERY DATES ON TWO OR MORE SUCCESSIVE DELIVERIES BY MORE THAN FOURTEEN (14) DAYS, A SENIOR OFFICER OF QUICKLOGIC WILL DISCUSS THE CAUSE OF THE DELAY WITH THE PRESIDENT OF TSMC, USA AND DISCUSS THE MEANS TO CORRECT THE FAILURES AND TSMC SHALL TAKE SPECIFIC STEPS TO PREVENT SIMILAR EVENTS IN THE FUTURE, THUS ENSURING THAT TSMC MEETS ITS COMMITMENTS. IF THE CORRECTIVE ACTION HAS NOT REMEDIED THE DELAYS IN DELIVERY WITHIN SIXTY (60) CALENDAR DAYS, THE PRESIDENT OF QUICKLOGIC SHALL CALL THE PRESIDENT OF TSMC, LTD., TAIWAN AND TSMC SHALL USE ITS BEST EFFORTS TO REMEDY THE FAILURE TO MEET ITS COMMITMENTS IN THE SHORTEST POSSIBLE TIME. FAILURE OF TSMC TO USE ITS BEST EFFORTS AT SUCH TIME WILL CONSTITUTE A BREACH OF CONTRACT.

     (e) QUICKLOGIC SHALL PLACE PURCHASE ORDERS ("PURCHASE ORDERS") FOR SUCH QUANTITIES OF THE WAFERS AS AND WHEN IT REQUIRES. THE PURCHASE ORDERS SHALL BE OPEN PURCHASE ORDERS FOR A FIXED QUANTITY OF THE WAFERS, AND SHALL NORMALLY COVER A [*] PERIOD COMMENCING ONE QUARTER AFTER THE PLACEMENT OF THE PURCHASE ORDER. QUICKLOGIC SHALL ISSUE RELEASE ORDERS FOR QUANTITIES AND MIX OF PRODUCTS AS AND WHEN IT REQUIRES, AGAINST THIS PURCHASE ORDER. SUCH PURCHASE ORDERS CONSTITUTE FIRM PURCHASE OBLIGATIONS ON THE PART OF QUICKLOGIC AND SHALL ONLY BE FINAL SUBJECT TO ACCEPTANCE BY TSMC. TSMC MAY ACCEPT THE PURCHASE ORDER EITHER BY WRITTEN ACKNOWLEDGMENT OR BY SHIPMENT OF THE PRODUCTS ORDERED. ANY SUCH WRITTEN ACKNOWLEDGMENT OR SHIPMENT BY TSMC MAY VARY THE TERMS OF PURCHASE ORDERS CONSISTENT WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT. NOTWITHSTANDING THE ABOVE, THE AVERAGE CYCLE TIME PER MASKING STEP FOR QUICKLOGIC PRODUCTS SHALL BE AT LEAST AS SHORT AS THOSE PRODUCTS SUPPLIED TO OTHER

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          TSMC CUSTOMERS USING SIMILAR DEVICE GEOMETRY IN SIMILAR VOLUMES FROM THE SAME TSMC FAB.

     (f) IF QUICKLOGIC NOTIFIES TSMC IN WRITING THAT MODIFICATIONS TO THE QUALITY AND RELIABILITY SPECIFICATIONS IN EXHIBIT F ARE REQUIRED, INCLUDING MODIFICATIONS TO MASK TOOLING OR TESTING, TSMC SHALL USE COMMERCIALLY REASONABLE EFFORTS TO MAKE SUCH MODIFICATIONS WITHIN A REASONABLE PERIOD OF TIME AFTER SUCH QUICKLOGIC NOTIFICATION, PROVIDED THAT ANY ADJUSTMENTS IN PRICE, PRODUCTION, SHIPMENT SCHEDULE, AND ANY OTHER TERMS AND CONDITIONS OF THIS AGREEMENT SHALL MEET WITH TSMC APPROVAL PRIOR TO THE MAKING OF SUCH MODIFICATIONS. IT IS UNDERSTOOD THAT ALL COSTS INCURRED AS A RESULT OF MAKING SUCH MODIFICATIONS (INCLUDING RETOOLING COST) SHALL BE BORNE BY QUICKLOGIC.

     (g) QUICKLOGIC MAY, FROM TIME TO TIME, CHANGE THE MIX OF PRODUCTS, OR ADD OR SUBSTITUTE SIMILAR TYPES OF PRODUCTS, MADE USING THE PROCESS, AND TSMC SHALL USE REASONABLE EFFORTS TO PRODUCE SUCH PRODUCTS AS REQUESTED. ALL COSTS INCURRED AS A RESULT OF ADDITIONAL TYPES OF PRODUCTS SHALL BE BORNE BY QUICKLOGIC. THE PRICES FOR ANY ADDITIONAL TYPES OF PRODUCTS WHICH HAD NOT BEEN PREVIOUSLY QUOTED SHALL BE NEGOTIATED BY THE PARTIES.

8.        SHIPMENT

     (a) UNLESS OTHERWISE AGREED TO BETWEEN THE PARTIES, TSMC SHALL SHIP THE PRODUCTS TO QUICKLOGIC IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE INCOTERMS 1990 EXW (EX WORKS TSMC'S HSIN-CHU FACTORY), THE OUTLINE OF WHICH IS SET FORTH IN EXHIBIT C. TITLE AND RISK OF LOSS SHALL PASS TO QUICKLOGIC UPON SHIPMENT. TSMC SHALL PACKAGE THE PRODUCTS FOR SECURE SHIPMENT ACCORDING TO GOOD MANUFACTURING PRACTICES WITH CONSIDERATION OF THE METHOD OF SHIPMENT CHOSEN. THE DATE OF THE BILL OF LADING OR OTHER RECEIPT ISSUED BY THE CARRIER SHALL BE CONCLUSIVE PROOF OF THE DATE AND FACT OF SHIPMENT OF PRODUCTS.

     (b) PARTIAL SHIPMENTS OF PRODUCTS ARE ALLOWED, SO LONG AS FULL SHIPMENT OF THE APPROPRIATE QUANTITIES ARE MADE BY THE SHIPMENT DATES SPECIFIED IN THE RESPECTIVE PURCHASE ORDERS. SUCH PARTIAL SHIPMENTS MAY BE INVOICED INDIVIDUALLY OR IN COMBINATION WITH ALL THE OTHER PARTIAL SHIPMENTS MADE UNDER THE SAME PURCHASE ORDERS.

     (c) ANY SHIPMENT OF PRODUCTS MADE WITHIN SEVEN (7) DAYS BEFORE OR AFTER THE SHIPMENT DATE(S) SPECIFIED IN THE PURCHASE ORDERS SHALL CONSTITUTE TIMELY SHIPMENT.

9.        ACCEPTANCE

     (a) QUICKLOGIC SHALL RECEIVE ALL CONFORMING TENDERS OF THE PRODUCTS SHIPPED UNDER THIS AGREEMENT, AND SHALL NOTIFY TSMC IN WRITING, WITHIN FORTY FIVE (45) DAYS FOLLOWING THE SHIPMENT OF ANY PRODUCTS, AS TO EITHER ACCEPTANCE OR REJECTION THEREOF. IF NO NOTIFICATION INDICATING REJECTION IS RECEIVED BY TSMC WITHIN THE ABOVE TIME PERIOD, THEN SUCH PRODUCTS SHALL BE DEEMED ACCEPTED.

     (b) QUICKLOGIC MAY INSPECT THE PRODUCTS AND CARRY OUT TESTING, PRIOR TO ACCEPTANCE THEREOF, AT ITS OWN FACILITIES. THE INSPECTION AND TESTING SHALL BE PERFORMED PURSUANT TO THE METHODS SET FORTH IN EXHIBIT D.

10.       ON-SITE INSPECTION AND VENDOR INFORMATION

     (a) QUICKLOGIC AND TSMC WILL HOLD A QUALITY AUDIT ONCE PER YEAR AT A TIME AND PLACE TO BE MUTUALLY AGREED UPON BY THE PARTIES.

     (b) EXCEPT AS NEEDED FOR PROCESS DEVELOPMENT AND YIELD ENHANCEMENT, AT A FREQUENCY OF NO MORE THAN ONCE A YEAR, QUICKLOGIC MAY SEND ITS REPRESENTATIVES TO INSPECT TSMC'S PRODUCTION FACILITIES INVOLVED IN THE MANUFACTURE OF THE PRODUCTS DURING NORMAL WORKING HOURS, BY GIVING A REASONABLE PRIOR WRITTEN NOTICE TO TSMC.

     (c) UPON QUICKLOGIC'S WRITTEN REQUEST, TSMC WILL PROVIDE QUICKLOGIC WITH PROCESS CONTROL INFORMATION AS SET FORTH IN EXHIBIT E, INCLUDING BUT NOT LIMITED TO: PROCESS AND ELECTRICAL TEST YIELD RESULTS, CURRENT PROCESS SPECIFICATIONS, CALIBRATION SCHEDULES AND LOGS FOR EQUIPMENT, ENVIRONMENTAL MONITOR INFORMATION FOR AIR, GASES AND DI WATER, DOCUMENTATION OF OPERATOR QUALIFICATION AND TRAINING, DOCUMENTATION OF TRACEABILITY THROUGH TSMC OPERATION, AND TSMC PROCESS VERIFICATION INFORMATION.

11.       WARRANTY

     (a) TSMC WARRANTS THAT THE PRODUCTS DELIVERED HEREUNDER SHALL MEET THE QUALITY AND RELIABILITY SPECIFICATIONS AS SET FORTH IN EXHIBIT F AND SHALL BE FREE FROM DEFECTS IN MATERIAL AND WORKMANSHIP UNDER NORMAL USE FOR A PERIOD OF ONE (1) YEAR FROM THE DATE OF SHIPMENT. IF, DURING THE ONE (1) YEAR PERIOD: (i) TSMC IS NOTIFIED PROMPTLY IN WRITING UPON DISCOVERY OF ANY DEFECT IN THE PRODUCTS, INCLUDING A DETAILED DESCRIPTION OF THE ALLEGED DEFECT; (ii) SUCH PRODUCTS ARE RETURNED TO TSMC, F.O.B. TSMC HSIN-CHU (INCOTERMS 1990) AS SET FORTH IN EXHIBIT C; AND (iii) TSMC'S EXAMINATION OF SUCH PRODUCTS REVEALS THAT SUCH PRODUCTS ARE INDEED DEFECTIVE AND NOT CAUSED BY ACCIDENT, ABUSE, MISUSE, NEGLECT, IMPROPER

          INSTALLATION OR PACKAGING, REPAIR OR ALTERATION BY SOMEONE OTHER THAN TSMC, OR IMPROPER TESTING OR USE CONTRARY TO ANY INSTRUCTIONS GIVEN BY TSMC, THEN TSMC SHALL, AT ITS OPTION, EITHER REPAIR, REPLACE, OR CREDIT QUICKLOGIC FOR SUCH DEFECTIVE PRODUCTS. TSMC SHALL RETURN ANY PRODUCTS REPAIRED OR REPLACED UNDER THIS WARRANTY TO QUICKLOGIC TRANSPORTATION PREPAID, AND SHALL REIMBURSE QUICKLOGIC FOR THE TRANSPORTATION CHARGES PAID BY QUICKLOGIC FOR RETURNING SUCH DEFECTIVE PRODUCTS TO TSMC. THE PERFORMANCE OF THIS WARRANTY SHALL NOT ACT TO EXTEND THE ONE (1) YEAR WARRANTY PERIOD FOR ANY PRODUCTS REPAIRED OR REPLACED BEYOND THAT PERIOD APPLICABLE TO SUCH PRODUCTS AS ORIGINALLY DELIVERED.

     (b) THE FOREGOING CONSTITUTES TSMC'S EXCLUSIVE LIABILITY, AND QUICKLOGIC'S EXCLUSIVE REMEDY FOR ANY BREACH OF WARRANTY UNDER THIS AGREEMENT, INCLUDING ANY NON-CONFORMITY OF THE PRODUCTS WITH THE QUALITY AND RELIABILITY SPECIFICATIONS, AND ANY DEFECTS IN MATERIAL OR WORKMANSHIP OF THE PRODUCTS. THE WARRANTY SET FORTH IN THIS SECTION 11 IS THE ONLY WARRANTY THAT APPLIES TO THE PRODUCTS MANUFACTURED BY TSMC HEREUNDER. NO WARRANTY CLAIMS MAY BE MADE TO TSMC FOR THE PRODUCTS, EXCEPT BY QUICKLOGIC, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

          THE FOREGOING WARRANTY SHALL BE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER WARRANTIES: EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

     (c) NOTWITHSTANDING THE PROVISIONS OF SUBSECTION 11(a) ABOVE, PRIOR TO ANY RETURN OF ALLEGEDLY DEFECTIVE PRODUCTS BY QUICKLOGIC PURSUANT TO SUBSECTION 11(a), QUICKLOGIC SHALL FIRST AFFORD TSMC THE OPPORTUNITY, UPON TSMC'S REQUEST, TO INSPECT THE ALLEGEDLY DEFECTIVE PRODUCTS AT QUICKLOGIC'S FACILITIES. IF TSMC THEREBY DETERMINES THAT THE ALLEGEDLY DEFECTIVE PRODUCTS ARE DEFECTIVE OR NON-CONFORMING WITH THE QUALITY AND RELIABILITY SPECIFICATIONS, OR THAT SUCH ALLEGED DEFECTS ARE CAUSED BY DEFECTS IN MATERIAL OR WORKMANSHIP OF TSMC, THEN QUICKLOGIC SHALL BE ENTITLED TO REPAIR, REPLACEMENT OR CREDIT UNDER THIS SUBSECTION.

12.       TECHNOLOGY OWNERSHIP AND LICENSE GRANT

     (a) QUICKLOGIC SHALL RETAIN OWNERSHIP OF ALL PRODUCTS, DESIGNS, PROCESS TECHNOLOGY EXCLUDING TSMC STANDARD PROCESSES, VIALINK TECHNOLOGY, VIALINK TEST LINE STRUCTURES OR OTHER INFORMATION AND MATERIALS, INCLUDING ALL MATERIAL AND INFORMATION INCLUDED WITHIN ANY MANUFACTURING PACKAGE, PROVIDED TO TSMC FOR THE PURPOSE OF MANUFACTURING THE PRODUCTS. QUICKLOGIC AGREES THAT THE MASK ANDOR THE PROCESS TEST LINES DEVELOPED BY TSMC FOR MANUFACTURING THE PRODUCTS ARE INTELLECTUAL PROPERTY OF TSMC, AND CANNOT BE USED BY QUICKLOGIC OR ANY THIRD

          PARTY FOR ANY REASON WITHOUT TSMC'S PRIOR WRITTEN CONSENT. QUICKLOGIC FURTHER AGREES THAT THE INTELLECTUAL PROPERTY PERTAINING TO [*] DEVELOPED BY TSMC FOR MANUFACTURING THE PRODUCTS ARE INTELLECTUAL PROPERTY OF TSMC AND CANNOT BE USED BY QUICKLOGIC OR ANY THIRD PARTY FOR ANY REASON WITHOUT TSMC'S PRIOR WRITTEN CONSENT.

     (b) [*] INTO THE PRODUCTS UNDER THIS AGREEMENT AND INTO [*] SOLD TO OTHER THIRD PARTIES, IN THE [*], IN ACCORDANCE WITH THE TERMS IN
          SECTION 12(c) OF THIS AGREEMENT.

     (c) [*], A NON-EXCLUSIVE, NON-TRANSFERABLE, WORLD-WIDE, ROYALTY BEARING LICENSE, WITHOUT RIGHT TO SUBLICENSE, TO MAKE AND OFFER FOR SALE
          [*]; PROVIDED, HOWEVER, THAT ALL THIRD PARTIES WHO PURCHASE SUCH [*] MUST ENTER INTO A WRITTEN AGREEMENT WITH TSMC REPRESENTING THAT THE [*] WILL BE USED SUBJECT TO IN THE FOLLOWING RESTRICTIONS (i) THE [*] WILL NOT BE USED ON [*] WITH THE PRODUCTS ON PRODUCTS LISTED IN THE QUICKLOGIC [*] AVAILABLE TO THE PUBLIC AT THE TIME THAT [*], (ii) [*] WILL NOT BE USED TO [*] WHICH IS DEFINED AS [*], (iii) [*] WILL NOT BE USED TO [*]. SUCH WRITTEN AGREEMENTS WILL REMAIN CONFIDENTIAL TO TSMC UNLESS QUICKLOGIC ASSERTS THAT THERE IS A VIOLATION OF SUCH AN AGREEMENT BETWEEN TSMC AND A THIRD PARTY AND AT SUCH TIME [*] WILL [*]. TSMC AGREES THAT ALL SALES UNDER THIS PARAGRAPH 12 (c) TO SUCH THIRD PARTIES SHALL BE SUBJECT TO THE RESTRICTIONS UNDER THIS PARAGRAPH 12 (c).

     (d) THE [*] UNDER PARAGRAPH 12(c)(ii) AND PARAGRAPH 12(c)(iii) WILL EXPIRE TWO (2) YEARS AFTER [*] PURCHASES THE TOTAL QUANTITY OF WAFERS FORECASTED FOR THE [*], SUCH FORECAST WILL BE MADE [*] THE END OF THE QUARTER IN WHICH THE DATE OF QUALIFICATION OCCURS. IF QUICKLOGIC FAILS TO PURCHASE THE FORECASTED QUANTITY OF WAFERS AS DESCRIBED IN THE PRECEDING SENTENCE, [*] 12(c)(ii) AND PARAGRAPH 12(c)(iii) WILL EXPIRE [*] AFTER THE DATE OF QUALIFICATION. THE RESTRICTIONS UNDER PARAGRAPH 12(c)(i) WHICH [*] IS IN FORCE FOR THE FULL TERM OF THE LICENSE TO [*]. [*] HAS THE RIGHT TO REMOVE THE RESTRICTIONS FOR [*]. THE RESTRICTIONS UNDER PARAGRAPHS 12(c)(ii) AND 12(c)(iii) DO NOT APPLY TO [*] WHICH

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          DO NOT [*] UNDER SECTION 12 (I.E., PRODUCTS THAT ARE USED ONLY FOR
          [*].

     (e) QUICKLOGIC OWNS AND SHALL RETAIN ALL RIGHT, TITLE AND INTEREST IN THE VIALINK TECHNOLOGY AND ANY MODIFICATIONS JOINTLY DEVELOPED BY TSMC AND QUICKLOGIC OR MODIFICATIONS SOLELY DEVELOPED BY QUICKLOGIC THERETO, INCLUDING WITHOUT LIMITATION ALL COPYRIGHTS, PATENTS, TRADE SECRETS AND OTHER INTELLECTUAL PROPERTY RIGHTS THEREIN. TSMC AND QUICKLOGIC AGREE THAT PROCESS STEP MODIFICATIONS TO THE VIALINK TECHNOLOGY THAT WERE SOLELY DEVELOPED BY TMSC WILL BE JOINTLY OWNED BY TSMC AND QUICKLOGIC. TSMC CAN USE SUCH MODIFICATIONS BEYOND THE EXPIRATION OF THE AGREEMENT EXCEPT FOR USE WITH ANY ANTIFUSE PROCESS. ANY MODIFICATIONS TO THE VIALINK TECHNOLOGY MADE BY TSMC REQUIRE THE PRIOR WRITTEN APPROVAL OF QUICKLOGIC. QUICKLOGIC SHALL NOT CLAIM OWNERSHIP RIGHTS IN ANY OTHER METAL-TO-METAL AMORPHOUS SILICON ANTIFUSE THAT WAS INDEPENDENTLY DEVELOPED BY TSMC WITHOUT ANY USE OF THE CONFIDENTIAL INFORMATION (AS DEFINED BELOW) AND BY EMPLOYEES OR OTHER AGENTS WHO HAVE NOT BEEN EXPOSED TO THE CONFIDENTIAL INFORMATION, PROVIDED THAT TSMC CAN DEMONSTRATE SUCH INDEPENDENT DEVELOPMENT BY DOCUMENTED EVIDENCE PREPARED CONTEMPORANEOUSLY WITH SUCH INDEPENDENT DEVELOPMENT.

     (f) TSMC SHALL RETAIN OWNERSHIP OF ALL OF ITS PROCESSES AND OTHER INFORMATION AND MATERIALS UTILIZED BY TSMC IN THE MANUFACTURE OF PRODUCTS FOR QUICKLOGIC HEREUNDER. TO THE EXTENT TSMC PROVIDES ANY SUCH MATERIAL OR INFORMATION TO QUICKLOGIC, QUICKLOGIC MAY ONLY USE SUCH INFORMATION TO DESIGN, DEVELOP AND MANUFACTURE ITS PRODUCTS.

     (g) THE LICENSE GRANTED IN THIS SECTION 12 IS LIMITED TO [*] AND WILL EXPIRE AT THE TERMINATION OR EXPIRATION OF THIS AGREEMENT EXCEPT FOR [*] BEFORE THE TERMINATION OR EXPIRATION OF THIS AGREEMENT. UPON TERMINATION OR EXPIRATION OF THIS AGREEMENT. [*]FOR OTHER PROCESSES ARE SUBJECT TO NEGOTIATIONS.

     (h) QUICKLOGIC WILL ALLOW PROCESS TECHNOLOGY IMPROVEMENTS LEARNED FROM THE VIALINK TECHNOLOGY DEVELOPMENT TO BE USED WITH TMSC'S STANDARD PROCESSES AS LONG AS THE IMPROVEMENTS ARE NOT USED WITH ANY PROCESS THAT FORMS AN ANTIFUSE.

     (i) NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS CONFIRMING BY IMPLICATION, ESTOPPEL OR OTHERWISE UPON EITHER PARTY ANY LICENSE OR OTHER RIGHT EXCEPT AS EXPLICITLY PROVIDED HEREUNDER.

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

13.       CONFIDENTIALITY

     (a) QUICKLOGIC AND TSMC MUST BOTH APPROVE ANY CONFIDENTIAL INFORMATION, SUCH AS DESIGN RULES AND ELECTRICAL SPECIFICATIONS PRIOR TO [*]. NO CONFIDENTIAL INFORMATION, INCLUDING BUT NOT LIMITED TO THE SPECIFICATIONS FOR THE VIALINK TECHNOLOGY, SHALL BE DISCLOSED TO ANY THIRD PARTY [*].

     (b) AS USED IN THIS SECTION 13, THE TERM CONFIDENTIAL INFORMATION SHALL MEAN ANY INFORMATION DISCLOSED BY ONE PARTY TO THE OTHER PURSUANT TO THIS AGREEMENT WHICH IS IN WRITTEN, GRAPHIC, MACHINE READABLE OR OTHER TANGIBLE FORM AND IS MARKED "CONFIDENTIAL", "PROPRIETARY" OR IN SOME OTHER MANNER TO INDICATE ITS CONFIDENTIAL NATURE. CONFIDENTIAL INFORMATION MAY ALSO INCLUDE ORAL INFORMATION DISCLOSED BY ONE PARTY TO THE OTHER PURSUANT TO THIS AGREEMENT, PROVIDED THAT SUCH INFORMATION IS DESIGNATED AS CONFIDENTIAL AT THE TIME OF DISCLOSURE AND REDUCED TO A WRITTEN SUMMARY BY THE DISCLOSING PARTY, WITHIN THIRTY (30) DAYS AFTER ITS ORAL DISCLOSURE, WHICH IS MARKED IN A MANNER TO INDICATE ITS CONFIDENTIAL NATURE AND DELIVERED TO THE RECEIVING PARTY. NOTWITHSTANDING ANY FAILURE TO SO IDENTIFY IT, HOWEVER, ALL MATERIALS CONTAINED WITHIN A MANUFACTURING PACKAGE, INCLUDING BUT NOT LIMITED TO PROCESS FLOW, DESIGN RULES, ELECTRICAL TARGETS, TEST STRUCTURES, TEST ALGORITHM, SHALL BE DEEMED CONFIDENTIAL INFORMATION HEREUNDER.

     (c) EACH PARTY SHALL TREAT AS CONFIDENTIAL ALL CONFIDENTIAL INFORMATION OF THE OTHER PARTY, SHALL NOT USE SUCH CONFIDENTIAL INFORMATION EXCEPT AS EXPRESSLY SET FORTH HEREIN OR OTHERWISE AUTHORIZED IN WRITING, SHALL IMPLEMENT REASONABLE PROCEDURES TO PROHIBIT THE DISCLOSURE, UNAUTHORIZED DUPLICATION, MISUSE OR REMOVAL OF THE OTHER PARTY'S CONFIDENTIAL INFORMATION AND SHALL NOT DISCLOSE SUCH CONFIDENTIAL INFORMATION TO ANY THIRD PARTY EXCEPT AS MAY BE NECESSARY AND REQUIRED IN CONNECTION WITH THE RIGHTS AND OBLIGATIONS OF SUCH PARTY UNDER THIS AGREEMENT, AND SUBJECT TO CONFIDENTIALITY OBLIGATIONS AT LEAST AS PROTECTIVE AS THOSE SET FORTH HEREIN. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES SHALL USE AT LEAST THE SAME PROCEDURES AND DEGREE OF CARE WHICH IT USES TO PREVENT THE DISCLOSURE OF ITS OWN CONFIDENTIAL INFORMATION OF LIKE IMPORTANCE TO PREVENT THE DISCLOSURE OF CONFIDENTIAL INFORMATION DISCLOSED TO IT BY THE OTHER PARTY UNDER THIS AGREEMENT, BUT IN NO EVENT LESS THAN REASONABLE CARE.

     (d) NOTWITHSTANDING THE ABOVE, NEITHER PARTY SHALL HAVE LIABILITY TO THE OTHER WITH REGARD TO ANY CONFIDENTIAL INFORMATION OF THE OTHER WHICH:

               (i) WAS GENERALLY KNOWN AND AVAILABLE IN THE PUBLIC DOMAIN AT THE TIME IT WAS DISCLOSED OR BECOMES GENERALLY KNOWN AND AVAILABLE IN THE PUBLIC DOMAIN THROUGH NO FAULT OF THE RECEIVER;

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

               (ii) WAS KNOWN TO THE RECEIVER AT THE TIME OF DISCLOSURE AS SHOWN BY THE FILES OF THE RECEIVER IN EXISTENCE AT THE TIME OF DISCLOSURE;

               (iii) IS DISCLOSED WITH THE PRIOR WRITTEN APPROVAL OF THE DISCLOSER;

               (iv) WAS INDEPENDENTLY DEVELOPED BY THE RECEIVER WITHOUT ANY USE OF THE CONFIDENTIAL INFORMATION AND BY EMPLOYEES OR OTHER AGENTS OF THE RECEIVER WHO HAVE NOT BEEN EXPOSED TO THE CONFIDENTIAL INFORMATION, PROVIDED THAT THE RECEIVER CAN DEMONSTRATE SUCH INDEPENDENT DEVELOPMENT BY DOCUMENTED EVIDENCE PREPARED CONTEMPORANEOUSLY WITH SUCH INDEPENDENT DEVELOPMENT;

               (v) BECOMES KNOWN TO THE RECEIVER FROM A SOURCE OTHER THAN THE DISCLOSER WITHOUT BREACH OF THIS AGREEMENT BY THE RECEIVER AND OTHERWISE NOT IN VIOLATION OF THE DISCLOSER'S RIGHTS; OR

               (vi) IS DISCLOSED PURSUANT TO THE ORDER OR REQUIREMENT OF A COURT, ADMINISTRATIVE AGENCY, OR OTHER GOVERNMENTAL BODY; PROVIDED, THAT THE RECEIVER SHALL PROVIDE PROMPT, ADVANCED NOTICE THEREOF TO ENABLE THE DISCLOSER TO SEEK A PROTECTIVE ORDER OR OTHERWISE PREVENT SUCH DISCLOSURE.

     (e) EACH PARTY AGREES THAT IT HAS OR THAT IT SHALL OBTAIN THE EXECUTION OF PROPRIETARY NON-DISCLOSURE AGREEMENTS WITH ITS EMPLOYEES, AGENTS AND CONSULTANTS REGARDING USE AND DISCLOSURE OF CONFIDENTIAL INFORMATION AND SHALL IDENTIFY THE OTHER PARTY'S CONFIDENTIAL INFORMATION AS
          BEING PROTECTED UNDER SUCH AGREEMENT, SHALL DILIGENTLY ENFORCE SUCH AGREEMENTS WITH RESPECT TO THE OTHER PARTY'S CONFIDENTIAL INFORMATION, AND SHALL BE RESPONSIBLE FOR THE ACTIONS OF SUCH EMPLOYEES, AGENTS AND CONSULTANTS IN THIS RESPECT.

     (f) IF EITHER PARTY BREACHES ANY OF ITS OBLIGATIONS WITH RESPECT TO CONFIDENTIALITY AND UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION HEREUNDER, THE OTHER PARTY SHALL BE ENTITLED TO EQUITABLE RELIEF TO PROTECT ITS INTEREST THEREIN, INCLUDING BUT NOT LIMITED TO INJUNCTIVE RELIEF, AS WELL AS MONEY DAMAGES.

14.       EXPORT CONTROL

          TSMC AND QUICKLOGIC ARE SUBJECT TO NATIONAL EXPORT CONTROL REGULATIONS OF THE REPUBLIC OF CHINA AND THE EXPORT ADMINISTRATION REGULATIONS OF THE UNITED STATES OF AMERICA. TSMC AND QUICKLOGIC WILL TAKE ALL APPROPRIATE MEASURES NOT TO VIOLATE THESE REGULATIONS AND WILL KEEP THE OTHER PARTY FULLY HARMLESS FROM ALL DAMAGES ARISING OUT OF OR IN CONNECTION WITH ANY VIOLATION. UPON EITHER PARTY'S REQUEST, THE OTHER PARTY SHALL EXECUTE ANY AND ALL DOCUMENTS PROVIDED BY THE

          REQUESTING PARTY TO FACILITATE THE SHIPMENT OF THE PRODUCTS IN COMPLIANCE WITH THE EXPORT CONTROL REGULATIONS.

15.       INTELLECTUAL PROPERTY INDEMNITY

     (a) SUBJECT TO SUBSECTION 15(b) BELOW, TSMC SHALL, AT ITS EXPENSE AND AT QUICKLOGIC'S REQUEST, DEFEND ANY CLAIM OR SUIT BROUGHT AGAINST QUICKLOGIC, TO THE EXTENT THAT SUCH CLAIM ASSERTS THAT THE PROCESS, EXCLUDING THOSE PARTS OF THE VIALINK TECHNOLOGY USED IN THE PROCESS THAT WERE PROVIDED TO TSMC BY QUICKLOGIC AND THAT ARE NOT IN USE WITHIN TSMC ON A PROCESS OTHER THAN THE PROCESS, INFRINGES ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY, AND TSMC SHALL INDEMNIFY AND HOLD QUICKLOGIC HARMLESS FROM AND AGAINST ANY COSTS, DAMAGES AND FEES REASONABLY INCURRED BY QUICKLOGIC, INCLUDING BUT NOT LIMITED TO, ATTORNEY'S FEES THAT ARE ATTRIBUTABLE
          TO SUCH CLAIM OR SUIT, PROVIDED THAT: (i) QUICKLOGIC GIVES TSMC REASONABLY PROMPT NOTICE IN WRITING OF ANY SUCH CLAIM OR SUIT, AND PERMITS TSMC, THROUGH COUNSEL OF ITS CHOICE, TO ANSWER THE CHARGE OF INFRINGEMENT AND DEFEND SUCH CLAIM OR SUIT; (ii) QUICKLOGIC PROVIDES TSMC INFORMATION, ASSISTANCE AND AUTHORITY, AT TSMC'S EXPENSE, TO ENABLE TSMC TO DEFEND SUCH SUIT OR CLAIM; (iii) TSMC SHALL NOT BE RESPONSIBLE FOR ANY SETTLEMENT MADE BY QUICKLOGIC WITHOUT TSMC'S WRITTEN PERMISSION. IN NO EVENT SHALL ANY LIABILITY OF TSMC UNDER THIS
          SECTION 15 EXCEED THE TOTAL AMOUNT OF MONEY RECEIVED BY TSMC FROM QUICKLOGIC AS A RESULT OF THIS AGREEMENT OR [*], WHICH EVER
          IS LESS.

     (b) SUBJECT TO SUBSECTION 15(a) ABOVE, QUICKLOGIC SHALL, AT ITS EXPENSE AND AT TSMC'S REQUEST, DEFEND ANY CLAIM OR SUIT BROUGHT AGAINST
          TSMC, TO THE EXTENT THAT IT ASSERTS THAT THE VIALINK TECHNOLOGY, EXCLUDING STEPS OF THE VIALINK TECHNOLOGY THAT WERE NOT PROVIDED TO TSMC BY QUICKLOGIC AND THAT ARE IN USE WITHIN TSMC ON A PROCESS OTHER THAN THE PROCESS, SOLELY WITH RESPECT TO THE PRODUCTS, AS PROVIDED BY QUICKLOGIC PURSUANT TO THIS AGREEMENT INFRINGES ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY AS A RESULT OF SALE OF PRODUCTS BY TSMC TO QUICKLOGIC, AND QUICKLOGIC SHALL INDEMNIFY AND HOLD TSMC HARMLESS FROM AND AGAINST ANY COSTS, DAMAGES AND FEES REASONABLY INCURRED BY TSMC, INCLUDING BUT NOT LIMITED TO, ATTORNEY'S FEES THAT ARE ATTRIBUTABLE TO SUCH CLAIM OR SUIT,
          PROVIDED THAT: (i) TSMC GIVES QUICKLOGIC REASONABLY PROMPT NOTICE IN WRITING OF ANY SUCH CLAIM OR SUIT, AND PERMITS QUICKLOGIC, THROUGH COUNSEL OF ITS CHOICE, TO ANSWER THE CHARGE OF INFRINGEMENT AND DEFEND SUCH CLAIM OR SUIT; (ii) TSMC PROVIDES QUICKLOGIC INFORMATION, ASSISTANCE AND AUTHORITY, AT QUICKLOGIC'S EXPENSE, TO ENABLE QUICKLOGIC TO DEFEND SUCH SUIT OR CLAIM; (iii) QUICKLOGIC SHALL NOT BE RESPONSIBLE FOR ANY SETTLEMENT MADE BY TSMC WITHOUT QUICKLOGIC'S WRITTEN PERMISSION. IN NO EVENT SHALL ANY LIABILITY OF QUICKLOGIC UNDER THIS SECTION 15 EXCEED THE TOTAL AMOUNT OF

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          MONEY ACTUALLY PAID BY QUICKLOGIC TO TSMC AS A RESULT OF THIS AGREEMENT OR [*], WHICH EVER IS LESS.

     (c) THE FOREGOING STATES THE ENTIRE LIABILITY AND EXCLUSIVE REMEDIES OF TSMC AND QUICKLOGIC FOR THIRD PARTY CLAIMS RELATING TO THE PRODUCTS, THE PROCESS AND THE PRODUCTION OF THE PRODUCTS FURNISHED HEREUNDER.

16.       PROCESS DEVELOPMENT

     (a) QUICKLOGIC WILL PAY UNDER NORMAL COMMERCIAL TERMS FOR ALL MASK TOOLING COSTS FOR THE PRODUCTS AND TEST CHIP(S) OF THE PROCESS EXCEPT FOR REPLACEMENT OF TOOLING DAMAGED THROUGH NEGLIGENCE OF TSMC.

     (b) THE PARTIES MAY MUTUALLY AGREE TO MIGRATE THE PROCESS TO SMALLER GEOMETRIES BASED ON COMMERCIAL VIABILITY. BOTH PARTIES WILL NEGOTIATE IN GOOD FAITH THE TERMS AND CONDITIONS OF THE DEVELOPMENT, PRODUCTION AND ANY LICENSING OF SMALLER DEVICE GEOMETRY PROCESSES.

     (c) TSMC WILL PAY THE COSTS FOR DEVELOPMENT WAFERS UP TO [*] LOOP TEST WAFERS AND [*] FULL RUN WAFERS. BEYOND THESE AMOUNTS QUICKLOGIC AND TSMC WILL SHARE THE COST OF THE DEVELOPMENT AS SHOWN BELOW. FURTHER IT IS AGREED THAT THE PRICE FOR LOOP TEST WAFERS SHALL NOT EXCEED [*] OF THE PRICE FOR FULL RUN WAFERS AND THAT THE PRICE FOR SUCH LOOP TEST WAFERS SHALL BE PRICED CONSISTENT WITH THE TOTAL NUMBER OF PROCESS MASKING STEPS. FULL RUN WAFERS AND QUALIFICATION WAFERS WILL BE PRICED THE SAME AS THE PRODUCT WAFERS. FULL RUN WAFERS ARE DEFINED AS WAFERS USED TO DEVELOP THE PROCESS THAT RECEIVE THE ENTIRE PROCESS FLOW EXCLUDING WAFERS STARTED AFTER THE DATE OF QUALIFICATION OR WAFERS FROM WHICH A PRODUCT IS SHIPPED TO ANY QUICKLOGIC CUSTOMER.

                                           QUICKLOGIC   TSMC
          LOOP TEST                           [*]        [*]
          FULL RUN WAFERS                     [*]        [*]
          TEST WAFERS                         [*]        [*]
          QUAL WAFERS                         [*]        [*]
          MASKS, INCLUDING FRAMING            [*]        [*]
          FOUNDRY MACHINERY AND               [*]        [*]
          MODIFICATIONS                       [*]        [*]

     (d) QUARTERLY PROCESS DEVELOPMENT REVIEWS WILL BE HELD AT MUTUALLY AGREED LOCATION AND TIME.

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

17.       SORT, ASSEMBLY AND TEST

     (a) IT IS THE INTENT OF BOTH TSMC AND QUICKLOGIC THAT WAFER SORT FOR THE PRODUCTS WILL BE ESTABLISHED AT THE LOCATION OF WAFER FABRICATION AT COMPETITIVE PRICES. IT IS QUICKLOGIC'S DESIRE TO PURCHASE SORTED WAFERS FOR THE PRODUCTS ONCE SORT HAS BEEN ESTABLISHED. QUICKLOGIC WILL PROVIDE REASONABLE TECHNICAL ASSISTANCE TO ACHIEVE THIS GOAL. THE TEST PLATFORM AND TEST FIXTURES WILL BE MUTUALLY AGREEABLE. COSTS ASSOCIATED WITH WAFER SORT HARDWARE WILL BE NEGOTIATED BETWEEN QUICKLOGIC, TSMC AND TSMC'S SUBCONTRACTORS. ONCE ESTABLISHED, ALL WAFER SORT PROGRAM CHANGES MUST BE APPROVED BY QUICKLOGIC.

     (b) IT IS ALSO THE INTENT OF BOTH PARTIES FOR TSMC TO PROVIDE TO QUICKLOGIC ASSEMBLY AND FINAL TEST SERVICES FOR THE PRODUCTS AT COMPETITIVE PRICES. TO ACHIEVE THIS GOAL, QUICKLOGIC WILL PROVIDE REASONABLE TECHNICAL ASSISTANCE TO BRING UP AND INTEGRATE ASSEMBLY AND FINAL TEST AT MUTUALLY AGREED LOCATION(S). TSMC WILL ASSIST QUICKLOGIC TO GAIN ACCESS TO ALL TOOLING AND SUBSTRATES THAT ARE AVAILABLE TO TSMC. ONCE ESTABLISHED, ALL ASSEMBLY AND FINAL TEST CHANGES MUST BE APPROVED BY QUICKLOGIC.

     (c) ALL SORT, ASSEMBLY AND TEST PROGRAMS SHALL BE MUTUALLY AGREED BETWEEN THE PARTIES.

18.       TERM AND TERMINATION

     (a) THE TERM OF THIS AGREEMENT SHALL COMMENCE FROM THE EFFECTIVE DATE AND CONTINUE FOR A PERIOD OF THREE (3) YEARS, RENEWABLE ANNUALLY AS A ROLLING THREE (3) YEAR AGREEMENT WITHIN FOUR (4) WEEKS PRIOR TO THE ANNIVERSARY OF THE EFFECTIVE DATE.

     (b)  THIS AGREEMENT MAY BE TERMINATED BY EITHER PARTY IF THE OTHER PARTY:
          (i) BREACHES ANY MATERIAL PROVISION OF THIS AGREEMENT AND DOES NOT CURE OR REMEDY SUCH BREACH WITHIN THIRTY (30) DAYS OF NOTICE OF BREACH; (ii) BECOMES THE SUBJECT OF A VOLUNTARY OR INVOLUNTARY PETITION IN BANKRUPTCY OR ANY PROCEEDING RELATING TO INSOLVENCY, RECEIVERSHIP, LIQUIDATION, OR COMPOSITION FOR THE BENEFIT OF CREDITORS IF SUCH PETITION OR PROCEEDING IS NOT DISMISSED WITH PREJUDICE WITHIN SIXTY (60) DAYS AFTER FILING. IF QUICKLOGIC IS THE BREACHING PARTY UNDER THIS PROVISION, THEN TSMC SHALL BE ENTITLED (i) TO STOP OR SUSPEND THE PRODUCTION OF THE PRODUCTS UPON GIVING NOTICE TO QUICKLOGIC, AND (ii) TO THE PAYMENT OF THE PRODUCT PRICES FOR ALL FINISHED PRODUCTS AND WORK-IN-PROCESS (PARTIALLY FINISHED PRODUCTS) WHICH ARE IDENTIFIABLE TO THIS AGREEMENT, WITHOUT PREJUDICE TO DAMAGES THAT MAY BE CLAIMED BY TSMC UNDER APPLICABLE LAW.

     (c) IN ADDITION TO SECTION 11 ABOVE, THE PROVISIONS UNDER SECTIONS 6, 12(a), 12(e), 12(f), 12(i), 13, 14, 15, 19, 21, 22, 23, 24, 26 AND 27
          SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THIS AGREEMENT.

19.       RECORDS AND AUDITS

          TSMC SHALL KEEP FULL, CLEAR, AND ACCURATE RECORDS WITH RESPECT TO THE
          (i) TAKE OR PAY CAPACITY SUBJECT TO THE TAKE OR PAY FEE UNDER SECTION 4, (ii) [*] (iii) WAFER PRICING UNDER SECTION 5. QUICKLOGIC SHALL HAVE THE RIGHT, AT A FREQUENCY OF NOT MORE THAN TWICE EACH YEAR, THROUGH THE EMPLOYMENT OF A CERTIFIED PUBLIC ACCOUNTANT TO BE MUTUALLY AGREED UPON BETWEEN THE PARTIES, TO EXAMINE AND AUDIT AT REASONABLE TIMES AND AT QUICKLOGIC'S EXPENSE, ALL SUCH RECORDS AND SUCH OTHER RECORDS AND ACCOUNTS OF TSMC AS MAY UNDER RECOGNIZED ACCOUNTING PRACTICES CONTAIN INFORMATION BEARING UPON THE AMOUNT OF TAKE OR PAY CAPACITY, [*] OR WAFER PRICING UNDER THIS AGREEMENT. PROMPT ADJUSTMENT SHALL BE MADE BY TSMC TO COMPENSATE FOR ANY ERRORS OR OMISSIONS DISCLOSED BY SUCH EXAMINATION OR AUDIT.

20.       BOARD APPROVAL

          QUICKLOGIC SHALL OBTAIN THE APPROVAL BY ITS BOARD OF DIRECTORS OF THIS AGREEMENT, AND SUBMIT TO TSMC, AT THE TIME OF EXECUTING THIS AGREEMENT, AN AUTHENTIC COPY OF ITS BOARD RESOLUTION AUTHORIZING THE REPRESENTATIVE DESIGNATED BELOW TO EXECUTE THIS AGREEMENT.

21.       ASSIGNMENT

          NEITHER PARTY SHALL DELEGATE ANY OBLIGATIONS UNDER THIS AGREEMENT OR ASSIGN THIS AGREEMENT OR ANY INTEREST OR RIGHTS HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER, EXCEPT THAT QUICKLOGIC'S RIGHTS AND INTEREST UNDER THIS AGREEMENT MAY BE ASSIGNED TO AN ENTITY INTO WHICH QUICKLOGIC HAS MERGED OR THAT HAS OTHERWISE SUCCEEDED TO ALL OR SUBSTANTIALLY ALL OF QUICKLOGIC'S BUSINESS AND ASSETS BY MERGER, REORGANIZATION OR OTHERWISE, AND WHICH HAS ASSUMED IN WRITING OR BY OPERATION OF LAW THE TERMS AND CONDITIONS OF THIS AGREEMENT.

22.       LIMITATION OF LIABILITY

          EXCEPT FOR TSMC'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 15 OR BREACH OF THE CONFIDENTIALITY PROVISION UNDER SECTION 13, IN NO EVENT SHALL TSMC BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS AND LOSS OF USE) RESULTING FROM, ARISING OUT OF OR IN CONNECTION WITH TSMC PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR RESULTING

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          FROM, ARISING OUT OF OR IN CONNECTION WITH TSMC'S PRODUCTION, SUPPLY, ANDOR SALE OF THE PRODUCTS OR ANY PART THEREOF, WHETHER DUE TO A BREACH OF CONTRACT, BREACH OF WARRANTY, TORT, OR NEGLIGENCE OF TSMC, OR OTHERWISE.

23.       NOTICE

          ALL NOTICES REQUIRED OR PERMITTED TO BE SENT BY EITHER PARTY TO THE OTHER PARTY UNDER THIS AGREEMENT SHALL BE SENT BY REGISTERED MAIL POSTAGE PREPAID, OR BY PERSONAL DELIVERY, OR BY FAX. ANY NOTICE GIVEN BY FAX SHALL BE FOLLOWED BY A CONFIRMATION COPY WITHIN TEN (10) DAYS. UNLESS CHANGED BY WRITTEN NOTICE GIVEN BY EITHER PARTY TO THE OTHER, THE ADDRESSES AND FAX NUMBERS OF THE RESPECTIVE PARTIES SHALL BE AS
          FOLLOWS:

               TO TSMC:

               TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY, LTD.
               ATTN: MS. C. P. TING
               NO. 121, PARK AVENUE 3
               SCIENCE BASED INDUSTRIAL PARK
               HSIN-CHU, TAIWAN
               REPUBLIC OF CHINA              FAX:  886-35-781545

               TO QUICKLOGIC:

               QUICKLOGIC CORPORATION
               ATTN: VINCE MCCORD
               1277 ORLEANS DRIVE
               SUNNYVALE, CA 94089-1138
               USA
                                              FAX:  (408) 990-4040

24.       GOVERNING LAW AND ARBITRATION

     (a) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     (b) EACH PARTY WILL MAKE BEST EFFORTS TO RESOLVE AMICABLY ANY DISPUTES OR CLAIMS UNDER THIS AGREEMENT AMONG THE PARTIES. IN THE EVENT THAT A RESOLUTION IS NOT REACHED AMONG THE PARTIES WITHIN THIRTY (30) DAYS AFTER WRITTEN NOTICE BY ANY PARTY OF THE DISPUTE OR CLAIM, THE DISPUTE OR CLAIM SHALL BE FINALLY SETTLED BY BINDING ARBITRATION

          IN SAN JOSE IN THE STATE OF CALIFORNIA UNDER THE THEN CURRENT AMERICAN ARBITRATION ASSOCIATION RULES BY THREE (3) ARBITRATORS APPOINTED IN ACCORDANCE WITH SUCH RULES. THE ARBITRATION PROCEEDING SHALL BE CONDUCTED IN ENGLISH. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

25.       FORCE MAJEURE

          NEITHER PARTY SHALL BE RESPONSIBLE FOR ANY DELAY OR FAILURE TO PERFORM UNDER THIS AGREEMENT IF SUCH DELAY OR FAILURE IS CAUSED BY UNFORESEEN CIRCUMSTANCES, OR DUE TO CAUSES BEYOND ITS CONTROL, INCLUDING, BUT NOT LIMITED TO: ACTS OF GOD, WAR, RIOT, EMBARGOES, LABOR STOPPAGES, ACTS OF CIVIL AND MILITARY AUTHORITIES, FIRE, FLOODS, EARTHQUAKES OR ACCIDENTS.

26.       NON-PUBLICITY

          NO PUBLICITY OR INFORMATION REGARDING THE EXISTENCE OR CONTENTS OF THIS AGREEMENT SHALL BE GIVEN OR RELEASED BY EITHER PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY.

27.       ENTIRE AGREEMENT

          THIS AGREEMENT AND ATTACHED EXHIBITS A-F CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES AND REPLACES ALL PRIOR OR CONTEMPORANEOUS UNDERSTANDINGS, AGREEMENTS, DEALINGS, AND NEGOTIATIONS, ORAL OR WRITTEN, REGARDING THE SUBJECT MATTER. ANY TERMS AND CONDITIONS LISTED IN THE PURCHASE ORDERS PLACED BY QUICKLOGIC UNDER THIS AGREEMENT SHALL NOT CONSTITUTE PART OF THIS AGREEMENT, NOR AFFECT OR REVISE THE TERMS AND CONDITIONS OF THIS AGREEMENT, EVEN IN CASES SUCH PURCHASE ORDERS ARE SIGNED AND RETURNED BY TSMC, UNLESS BOTH PARTIES EXPRESSLY AGREE IN WRITING TO INCLUDE ANY SUCH TERMS OR CONDITIONS IN THE AGREEMENT. NO MODIFICATION, ALTERATION OR AMENDMENT OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN WRITING AND SIGNED BY BOTH PARTIES. NO WAIVER OF ANY BREACH OR FAILURE BY EITHER PARTY TO ENFORCE ANY PROVISION OF THIS AGREEMENT SHALL BE DEEMED A WAIVER OF ANY OTHER OR SUBSEQUENT BREACH OR A WAIVER OF FUTURE ENFORCEMENT OF THAT OR ANY OTHER PROVISION.

          IN WITNESS WHEREOF THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED IN DUPLICATE ON THEIR BEHALF BY THEIR DULY AUTHORIZED OFFICERS AND REPRESENTATIVES ON THE DATE GIVEN ABOVE.


     TAIWAN SEMICONDUCTOR               QUICKLOGIC CORPORATION
     MANUFACTURING COMPANY, LTD.


     /s/ MORRIS CHANG                   /s/ E. THOMAS HART
     ------------------------------     ----------------------------
     SIGNATURE                          SIGNATURE

     MORRIS CHANG                       E. THOMAS HART
     ------------------------------     ----------------------------
     CHAIRMAN & PRESIDENT               PRESIDENT & CEO

     JULY 21, 1997                      21 JULY 1997
     ------------------------------     ----------------------------
     DATE                               DATE

28.       LIST OF EXHIBITS

          A    QUICKLOGICTSMC GOOD FAITH COMMITTED CAPACITY

          B    TAKE OR PAY FEE

          C    INCOTERMS

          D    INSPECTION AND ACCEPTANCE TESTING METHODS

          E    PROCESS CONTROL INFORMATION

          F    QUALITY AND RELIABILITY SPECIFICATIONS

                                    EXHIBIT A
                                 QUICKLOGICTSMC
                          GOOD FAITH COMMITTED CAPACITY

                                                        UNIT: 8" WAFER
  ---------------------------------------------------------------------
                                        1998       1999     2000
                                        ----       ----     ----
  ---------------------------------------------------------------------
  TSMC COMMITTED CAPACITY           [*]        [*]        [*]
  ---------------------------------------------------------------------
  % OF TSMC COMMITTED CAPACITY      [*]        [*]        [*]
  ---------------------------------------------------------------------
  ---------------------------------------------------------------------
  QUICKLOGIC COMMITTED CAPACITY     [*]        [*]        [*]

  (% X TSMC COMMITTED CAPACITY)
  ---------------------------------------------------------------------

THE ABOVE GOOD FAITH QUICKLOGIC COMMITTED CAPACITY IS SUBJECT TO MODIFICATION PER PARAGRAPH 2(c). THE TSMC COMMITTED CAPACITY SHALL BE MODIFIED IN ACCORDANCE WITH THE PERCENTAGES IN THE TABLE ABOVE

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT B
                                 TAKE OR PAY FEE

YEAR           TAKE OR PAY         TAKE OR PAY FEE               DUE DATE
               CAPACITY            (UNIT:  US$)

------------------------------------------------------------------------
1998           K                   $    WAFERS PURCHASED
                                   $    WAFERS NOT PURCHASED    QUARTERLY

1999           K                   TO BE NEGOTIATED              QUARTERLY

2000           K                   TO BE NEGOTIATED              QUARTERLY

                             ILLUSTRATION OF FORMULA
                               FOR TAKE OR PAY FEE


EXAMPLE: TAKE OR PAY CAPACITY = 1000 WAFERS
         NUMBER OF WAFERS PURCHASED = X = 600
         AVERAGE PRICE OF WAFER = [*]
         TOP FEE PER WAFER NOT PURCHASED = Y = [*]


  PURCHASE PRICE             TAKE OR PAY FEE           TOTAL PAYMENT DUE
------------------------------------------------------------------------
      [*]                            [*]                     [*]

* AN ASTERISK INDICATES CONFIDENTIAL MATERIAL THAT HAS BEEN OMITTED FROM THIS DOCUMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT C
                                    INCOTERMS


                            OUTLINE OF INCOTERMS 1990


                 CHAPTER                         CONTENTS
                 -------                         --------
                 EXW.............................EX WORKS

                 FCA.............................FREE CARRIER

                 FAS.............................FREE ALONGSIDE SHIP

                 FOB.............................FREE ON BOARD

                 CAR.............................COST AND FREIGHT

                 CIF.............................COST, INSURANCE AND FREIGHT

                 CPT.............................CARRIAGE PAID TO

                 CIP.............................CARRIAGE AND INSURANCE PAID TO

                 DAF.............................DELIVERED AT FRONTIER

                 DES.............................DELIVERED ES SHIP

                 DEQ.............................DELIVERED EX QUAY (DUTY PAID)

                 DDU.............................DELIVERED DUTY UNPAID

                 DDP.............................DELIVERED DUTY PAID

                                    EXHIBIT D
                   INSPECTION AND ACCEPTANCE TESTING METHODS

THE FOLLOWING SPECIFICATIONS DESCRIBE THE REQUIREMENTS AND THE MINIMUM CONFORMANCE STANDARD FOR TSMC MANUFACTURED PRODUCTS. THE SPECIFICATIONS LISTED BELOW APPLY TO ALL PRODUCTS MANUFACTURED BY TSMC.


1.   TSMC DOCUMENT AG-3100-7101 OUTGOING QA PROCEDURE

2.   TSMC PCM DATA

3.   TSMC FUNCTIONAL TEST DATA (IF APPLICABLE)


THE ABOVE SPECIFICATIONS IDENTIFY THE ELECTRICAL CRITERIA, MINIMUM YIELD CRITERIA, VISUAL CRITERIA, AND STRUCTURAL AND MECHANICAL STANDARDS THAT ALL TSMC MANUFACTURED PRODUCTS ARE REQUIRED TO MEET.

                                    EXHIBIT E
                           PROCESS CONTROL INFORMATION


               1.  PCM SPECIFICATION

               2.  PCM DATA

               3.  PCM SPC DATA

               4.  FUNCTIONAL TEST YIELD DATA

               5.  IN LINE PROCESS MONITOR DATA

               6.  IN LINE PROCESS MONITOR SPC DATA

               7.  FAB PROCESS DEVIATION DISPOSITION PROCEDURE

               8.  EQUIPMENT CALIBRATION SCHEDULES AND LOGS

               9.  ENVIRONMENTAL MONITOR DATA FOR AIR, GASES AND DI WATER

               10.  PROCESS CHANGE NOTICES

                                    EXHIBIT F
                     QUALITY AND RELIABILITY SPECIFICATIONS


SPECIFICATION NAME                    SPECIFICATION NUMBER
------------------                    --------------------
SPECIFICATION CONTROL SYSTEM          AG-3100-0101

POLICY OF PROCESS MATERIAL QUALITY
ASSURANCE                             AG-3100-1001

CALIBRATION SYSTEM                    AG-3100-3102

OUTGOING QA PROCEDURE                 AG-3100-7101

MASK (RETICLE) INCOMING
INSPECTION                            AG-3102-0403

GATE OXIDE BV MONITOR OI              AG-3110-2701

METAL STEP COVERAGE OI                AG-3110-4100

METAL INTEGRITY OI                    AG-3111-1601

FAB IV SHUTDOWN, DEVIATION,
RECOVER NOTICE & PROCEDURE            BG-3100-7501

RELIABILITY VT STABILITY TEST
PROCEDURE                             BG-3100-5011

RELIABILITY HOT CARRIER TEST
PROCEDURE                             BG-3120-0002

ENGINEERING CHANGE PROCEDURE          AG-3100-0106